EXHIBIT 10.13

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into this 29th day of September, 2011, by and between Function(x) Inc., a Delaware corporation (the “Company”), and Mobile Messaging Solutions (MMS), Inc., a California corporation (the “Holder”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated September 29, 2011, the Company issued 200,000 shares (the “Registrable Securities”) of common stock, $0.001 par value per share of the Company (the “Common Stock”) to the Holder; and

WHEREAS, the Company desires to grant, and the Holder desires to receive certain rights with respect to the registration of the Registrable Securities under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Piggy Back Registration Rights.

(a) If at any time when there is not an effective registration statement covering the Registrable Securities pursuant to this Agreement, the Company shall determine to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement (other than the registration statement on Form S-1 (File No. 333-174481) currently pending with the Commission) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to the Holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, the Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 1(a) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities the Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 1(a) that are eligible for sale pursuant to Rule 144 of the Securities Act without volume limitations or restrictions.  In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holder, then (x) the number of Registrable Securities of the Holder included in such registration statement shall be reduced, if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holder shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holder than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

(b) In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request; provided, however, that the Company shall not by reason of this Agreement be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

(c) The Company shall keep effective any registration or qualification contemplated by this Agreement and shall, from time to time, amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Registrable Securities covered thereby.  Notwithstanding the preceding sentence, the Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of six (6) months from the date on which the Holder is first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

(d) In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish to the Holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents, as the Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

(e) In the event of a registration pursuant to the provision of this Section 1, the Company and the Holder shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, with any underwriter who acquires any Registrable Securities.

(f) The Company agrees that, until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144 promulgated under the Securities Act.

(g) The Company may grant piggy back registration rights to other persons so long as such rights are pari passu or subordinate to the rights of the Holder and nothing herein contained shall prohibit the Company from granting to any person demand registration rights.

2. Indemnification and Contribution.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, its directors, officers, agents and employees, each person or entity who controls the Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling persons or entities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of any untrue or alleged untrue statement of a material fact contained in a registration statement covering the Registrable Securities, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder or such other Indemnified Party (as defined below) furnished in writing to the Company by the Holder expressly for use therein.  The Company shall notify the Holder promptly of any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (a “Proceeding”) of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders.  The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person or entity who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling persons or entities, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in a registration statement applicable to the Registrable Securities, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Holder or other Indemnifying Party to the Company specifically for inclusion in a registration statement applicable to the Registrable Securities or such prospectus.

(c) Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any person or entity entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the person or entity from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution.  If a claim for indemnification under Section 2(a) or 2(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Registrable Securities.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

3. General.

(a) Amendments and Waivers.  No amendment or waiver of any term or provision of this Agreement shall be effective unless in writing signed by both parties.  The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

(b) Notices.  Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date received by hand delivery, overnight delivery, facsimile transmission or registered mail, postage prepaid, addressed as follows:

to the Company:

Function(x) Inc.
902 Broadway
New York, New York 10010
Attn:  Chief Executive Officer
Telephone No. (212) 231-0092
Facsimile No. (212) 750-3034

and to the Holder:

Mobile Messaging Solutions (MMS), Inc.
175 Portland Street, 3rd Floor
Boston, MA 02114
Attn:  Chief Executive Officer
Telephone No. (617) 973-4150
Facsimile No. (617) 973-4151

with a copy to:

Alan Sege, Esq.
6601 Center Drive, West, Suite 700
Los Angeles, CA 90045
Telephone No. (310) 383-6521
Facsimile No. (310) 496-0848

The Company and the Holder, by written notice given in accordance with this Section 3(b), may change the address to which such notice or other communications are to be sent.

(c) Company Representations.  The Company represents and warrants to the Holder that:

(i) The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;

(iii) This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Holder) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) general equitable principles;

(iv) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation or default (with or without notice or lapse of time, or both) under, (i) any provision of the charter or organizational documents of the Company, (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Company is bound or to which any of its properties or assets is subject, other than, in which any of its properties or assets is subject, other than, in the case of clause (ii), any such violation or default that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Company, taken as a whole, and would not impair the ability of the Company to perform its obligations under this Agreement; and

(v) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as otherwise expressly provided herein.

(d) Holder Representations.  The Holder represents and warrants to the Company that:

(i) The Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii) This Agreement has been duly executed and delivered by the Holder and (assuming the due authorization, execution and delivery hereof by the Company) constitutes a valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) general equitable principles;

(iii) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of or default (with or without notice or lapse of time, or both) under (i) any provision of the charter or organizational documents of the Holder, (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Holder is bound or to which any of its properties or assets is subject, other than, in which any of its properties or assets is subject, other than, in the case of clause (ii), any such violation or default that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Holder, taken as a whole, and would not impair the ability of the Holder to perform its obligations under this Agreement;;

(iv) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Holder in connection with the execution and delivery by the Holder of this Agreement or the consummation by the Holder of the transactions contemplated hereby, except as otherwise expressly provided herein.

(e) The rights granted under this Agreement may be assigned or otherwise conveyed by the Holder, in compliance with federal and applicable state securities laws, to any transferee or assignee who, after such assignment or transfer, holds at least 75,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).  For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee who is (A) a shareholder, partner, retired partner, member, retired member or beneficiary of the Holder; (B) a spouse or child of a shareholder, partner, retired partner, member, retired member or beneficiary of the Holder; (C) a trust for the benefit of the persons set forth in (A) or (B) or for the issue of the persons set forth in (A) or (B); and (D) an entity (corporation, partnership, limited liability company or other juridical entity) of which at least 75 percent in interest is owned or controlled, directly or indirectly through other entities, or by one or more of the persons set forth in (A), (B) or (C), shall be aggregated together with the corporation, partnership or limited liability company as the case may be.

(f) Miscellaneous.

(i) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto.

(ii) ii.           This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any and all previous agreements among them relating to the subject matter hereof, whether written, oral or implied.

(iii) This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

(iv) The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation hereof.

(v) This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

(vi) Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be unenforceable for any reason, including, without limitation, violation of statute or public policy, such provision shall, if possible, be reformed by the parties hereto, or if the parties cannot agree, by the appropriate court of competent jurisdiction to comply with applicable legal requirements in a matter that is as close in its intent and effect to the original provision as possible or, if such reformation cannot be accomplished shall be stricken without affecting the validity of any other term or condition of this Agreement.

(vii) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FUNCTION(X) INC.

By:
Name:
Title:

MOBLE MESSAGING SOLUTIONS (MMS), INC.

By:
Name:
Title:

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